Exhibit 99.1

HIGHLY CONFIDENTIAL & PROPRIETARY TransMontaigne Lender Presentation April 2024 Public

2 THIS PRESENTATION MAY CONTAIN MATERIAL NON - PUBLIC INFORMATION CONCERNING TRANSMONTAIGNE OPERATING COMPANY L.P. (THE “COMPANY”), TRANSMONTAIGNE PARTNERS LLC (THE “PARTNERS”), THEIR RESPECTIVE SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES. It is a violation of U.S. securities laws for a person in possession of material non-public information concerning an issuer to purch ase or sell securities of such issuer or to communicate such information to another person under circumstances in which it is reasonably foreseeable that su ch person is likely to purchase or sell securities. BY ACCEPTING THIS PRESENTATION, THE RECIPIENT AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WI TH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING UNITED STATES FEDERAL AND STATE SECURITIES LAWS. Special Notice Regarding Material Non - Public Information

Disclaimer

Notice to and Undertaking by Recipients

This Presentation has been prepared solely for informational purposes from information supplied by or on behalf of ArcLight Capital Partners, LLC (“ArcLight”) and the Company, and is being furnished by Barclays Bank PLC (the “Arranger”) to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Credit Facilities described in the Lender Presentation (the "Facilities").

ACCEPTANCE OF THIS PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE TO AND UNDERTAKING BY RECIPIENTS (THIS “NOTICE AND UNDERTAKING”) AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE “SPECIAL NOTICE”). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGER IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF AND, IF APPLICABLE, IMMEDIATELY TERMINATE ACCESS TO THE RELATED SYNDTRAK SITE.

It is understood that unless and until a definitive agreement regarding the Facilities between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facilities by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice.

The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company and the Arrangers shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages.

This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arrangers with respect to the Evaluation Material and the Internal Evaluation Material and supersede all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facilities, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facilities, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material and Internal Evaluation Material on the date falling one year after the date of the Lender Presentation.

This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

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Disclaimer

The information contained in this presentation (the "Presentation") is confidential and is provided for the exclusive use of the recipient for the purpose of evaluating a financing and/or rating involving TransMontaigne Operating Company L.P. (the "Company") and may not be reproduced, provided or disclosed to others, or used for any purpose, whatsoever, without prior written authorization by ArcLight, and upon request, must be returned to ArcLight. The recipient shall not use this Presentation or any information contained herein in any way, directly or indirectly, that is in competition with or detrimental to the funds or ArcLight. By accepting this Presentation, the recipient agrees to maintain all such information in strict confidence, including in strict accordance with any other contractual obligations applicable to the recipient and all applicable laws.

This document does not constitute or form part of an offer to issue or sell, or of a solicitation of an offer to subscribe or buy, any securities or other financial instruments, nor does it constitute a financial promotion, investment advice or an inducement or incitement to participate in any product, offering or investment. Any such offer would be made pursuant to a formal offering memorandum which would contain more complete information necessary to make an investment decision, including the risks associated with investing in a fund.

This Presentation and the related discussions may include material non-public information regarding the funds managed by ArcLight and its affiliates and their underlying portfolio investments. It is a violation of U.S. securities laws for a person in possession of material non-public information concerning an issuer to purchase or sell securities of such issuer or to communicate such information to another person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities. By accepting this presentation, the recipient agrees to comply with applicable securities laws and maintain the confidentiality of this Presentation and such information in accordance with such laws.

The performance information contained herein (the "Performance Information") is based in part on hypothetical assumptions and for certain assets, projected performance. Such results are presented for illustrative purposes only and are based on various assumptions, not all of which are described herein. No representation or warranty is made by ArcLight, the Company, the respective general partner of each fund or any of their affiliates as to the reasonableness of such assumptions or as to any other financial information contained in the Performance Information (including the assumptions on which they are based). These assumptions have certain inherent limitations, and will be affected by any changes in the structure or assets of the funds. The actual performance of any portfolio company or fund will differ, and may differ substantially, from that set forth in the Performance Information, including the possibility of losses to investors.

No representation is made that the Performance Information is accurate, complete or does not contain errors, or that alternative modeling techniques or assumptions would not be more appropriate or produce significantly different results. None of ArcLight, the Company, the respective general partner of each fund or any of their affiliates assume any responsibility for the accuracy or validity of the results of the Performance Information (or updating the presentation based on facts learned following its publication) and the recipient agrees that ArcLight, the Company, and their respective affiliates, partners, members, employees, officers, directors, agents and/or representatives shall have no liability for any misstatement or omission of fact or any opinion expressed herein. Nothing contained herein shall constitute any representation or warranty as to future performance. The performance information does not purport to contain all of the information that may be required to evaluate an investment and each recipient is encouraged to read this Presentation in its entirety and should conduct its own independent analysis of the data referred to herein. Past performance is not a guarantee of future results.

Any hypothetical performance has been provided for illustrative purpose only, and is not necessarily, and does not purport to be indicative or a guarantee of future results. Hypothetical performance includes any performance targets, projections, pro forma returns adjustment or other similar presentations, and represents performance results that no individual fund, portfolio or investor has actually achieved. The preparation of such information is based on underlying assumptions, and because it does not represent the actual performance of any ArcLight fund, portfolio or investor, it is subject to various risks and limitations that are not applicable to non-hypothetical performance presentations. Any preparation of hypothetical performance involves subjective judgments. Although ArcLight believes any hypothetical performance calculations described herein are based on reasonable assumptions, the use of different assumptions would produce different results. For the foregoing and other similar reasons, the comparability of hypothetical performance to prior (or future) actual performance of a fund is limited, and investors should not unduly rely on any such information in making an investment decision.

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Disclaimer

Certain information contained herein is not purely historical in nature, but instead considered “forward-looking statements,” which can be identified by the use of terms such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” (or negatives thereof) or other variations thereof, including references to dates following the date hereof. These statements are based on certain assumptions. Due to various risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements, and there can be no assurance that such “forward-looking statements” will ultimately transpire or that they will transpire to the extent or on the terms currently contemplated. Certain statements included in this Presentation cannot be independently verified as they are illustrative and based on ArcLight's opinion.

Certain information contained in this Presentation has been obtained from published and non-published sources, including the Company. Such information is unaudited, has not been independently verified by ArcLight, and ArcLight does not assume responsibility for the accuracy of such information (or updating the Presentation based on facts learned following its publication). Some of the financial information contained in the attached Presentation was calculated by ArcLight and this information has not been, and cannot be, independently verified until such performance information is audited.

Insofar as this Presentation contains summaries of existing agreements and documents, such summaries are qualified in their entirety by reference to the agreements and documents being summarized.
All trademarks or service marks appearing in this presentation are the property of their respective holders. Solely for convenience, the trademarks and tradenames in this Presentation are used without the ®, sm and/or tm symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

None of the information contained herein has been filed with the SEC, any securities administrator, under any securities laws of any U.S. or non-U.S. jurisdiction or any other U.S. or non-U.S. governmental or self-regulatory authority. No such governmental or self-regulatory authority will pass on the merits of any offering of interests in any fund by ArcLight or the adequacy of the information contained herein. Any representation to the contrary is unlawful.

Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either ArcLight or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and neither ArcLight nor the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete any proposed transaction contemplated herein.

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Executive Summary

Executive Summary

- **TransMontaigne ("TLP") is a leading pure-play downstream terminal infrastructure platform, which has averaged 94% tank utilization since 2008, generating ~$205 million in 2023A Adj. EBITDA with meaningful geographic diversity and over 50 creditworthy counterparties including energy majors, retailers and commodity firms.**
  - Over the last two years, the base business has continued to thrive, realizing a ~3% EBITDA CAGR. Management continues to execute attractive fully contracted organic growth projects, completing ~$59 million of growth capex over the last two years for an incremental $15 million in EBITDA (~3.9x capex/EBITDA multiple).
  - TLP LTM EBITDA has grown from $126 million in Q1 2019 (Take Private completed) to $205 million as of December 2023[1].

- **TransMontaigne has developed a multipronged, comprehensive plan (the "Plan") to address upcoming maturities of the TLP Finance Term Loan (2025) (the "HoldCo TL") and TLP Partners Unsecured Notes (2026) (the "Notes").**
  - TLP is finalizing an A&E with HoldCo TL lenders to partially repay and extend the TL maturity from February to November 2025.
  - TLP will raise a new $150 million Incremental Term Loan B in a leverage neutral transaction to repay RCF drawings.
  - Allows for investment in high returning growth initiatives and frees up operating cash flow to service/repay the HoldCo TL.
  - TLP plans to opportunistically refinance the Notes over the next 18 months.

- **Based on the Plan, TLP is on a pathway to deleverage over the next 12-18 months, while increasing TLP's market share in renewable fuels, a market with higher storage rate demands and increased ancillary revenues.**
  - 98% of future growth funding is ESG focused (clean and renewable fuels), supporting re-contracting as the industry shifts from heavy fuels, increasing value, and improving Lenders' collateral value.
  - Does not include any benefit from potential EBITDA increases at Collins, which is beginning to improve.

- **Financing Overview: The new $150 million Senior Secured Incremental Term Loan B will be placed at OpCo alongside the existing $980 million Senior Secured Term Loan B and $150 million Revolving Credit Facility.**
  - Proceeds will be used to (i) repay existing RCF drawings, (ii) increase cash on the balance sheet, and (iii) pay associated fees and expenses.
  - This leverage-neutral transaction will increase liquidity by $146 million.

1) LTM EBITDA as of December 2023.

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Strategic Rationale

The contemplated transaction presents a highly strategic opportunity for TLP stakeholders

1 Leverage Neutral Transaction Facilities Global De-Leveraging Plan	• TLP intends to de-lever (via debt repayment and accretive growth) over the next 12 – 18 months. • Consolidated leverage is projected to decrease as run-rate EBITDA increases with growth projects coming online.
2 Streamlined Capital Structure	• The proposed transaction is a natural step towards payoff of the HoldCo TL. ▪ ArcLight intends to further de-lever TLP Partners with a contribution derived from a planned recapitalization of an under-levered affiliate (LHT). • TLP intends to execute a global refinancing in 2025, at which time all Company debt is expected to be issued at the OpCo level.
3 Improved Liquidity Profile	• Proposed transaction will improve OpCo liquidity by virtue of a full RCF repayment. • Company projects to draw on the RCF to fund accretive, contracted growth projects.
4 Renewable / ESG Friendly Orientation	• The proposed transaction facilitates accretive growth funding. • 100% of the executed growth projects are contracted with investment-grade counterparties; 81% of the executed and planned future EBITDA growth is ESG focused (clean and renewable fuels). • Continued growth in renewable fuels will be critical in eventual value-maximizing exit for TLP.

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Organizational Structure


ARCLIGHT
ArcLight Energy Partners Fund VI L.P. and Affiliates
$270mm HoldCoTLB
TLP Finance Holdings, L.L.C. ("TLP Finance" or "HoldCo")
Existing $300mm Senior Notes
TransMontaigne Partners L.L.C. (the "Company")
Provides downstream guarantees to the Borrower
Existing $980mm TLB & $150mm RCF
New $150mm Incremental TLB
TransMontaigne Operating Company L.P. (the "Borrower")
Operating subsidiaries provide upstream guarantees to the Borrower and the Company
TransMontaigne Operating GP L.L.C.
TLP Operating Finance Corp.
TransMontaigne Terminals L.L.C.
Razorback L.L.C.
TPSI Terminals L.L.C.
TLP Finance Corp.
42.5%
50%
BOSTCO L.L.C.
Frontera Brownsville L.L.C.
TPME L.L.C.
SeaPort Financing L.L.C.(1)
TLP Management Services L.L.C.

Note: Triangles reflect joint venture entities'; unless otherwise noted, reflects 100% ownership. Current outstanding debt figures reflect amounts outstanding at 12/31/2023.

1) SeaPort Financing L.L.C. consists of TLP's Tacoma Terminal, 51% ownership of SMP, and 30% ownership of Olympic Pipeline.

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Transaction Overview

Summary

- TransMontaigne Operating Company L.P. intends to raise a new $150 million Incremental Term Loan B to (i) repay existing RCF drawings, (ii) increase cash on the balance sheet, and (iii) pay associated fees and expenses.
- **The transaction is leverage neutral and increases liquidity by $146 million which increases cash available to fund accretive growth projects and to pay down portions of the outstanding HoldCo TL due November 2025, the most expensive and current debt across the organizational structure.**

Sources of Funds	$ Million	%
New Incremental Term Loan	$150	100.00%
Total Sources	**$150**	**100.00%**

Uses of Funds	$ Million	%
Repay RCF Drawings	$88 (1)	58.67%
Cash to Balance Sheet	58 (1)	38.70%
OID, Fees, and Expenses	4	2.64%
Total Uses	**$150**	**100.00%**

($ in millions)	Status Quo 2023A	Adj.	Pro Forma 2023A	x2023E Adj. EBITDA
Cash and Cash Equivalents	$8	$58	$66	
Revolving Credit Facility	88 (1)	(88)	-	
Term Loan B	980	-	980	
New Incremental Term Loan B	-	150	150	
Total TransMontaigne Operating Debt	**$1,068**	**$62**	**$1,130**	**5.5x**
Net TransMontaigne Operating Debt	***$1,060***	***$4***	***$1,064***	***5.2x***
6.125% Unsecured Notes due 2026	300	-	300	
Total TransMontaigne Partners Debt	**$1,368**	**$62**	**$1,430**	**7.0x**
Net TransMontaigne Partners Debt	***$1,360***	***$4***	***$1,364***	***6.7x***
HoldCo Term Loan	270 (1)	-	270 (1)	
Total Consolidated Debt	**$1,638**	**$62**	**$1,700**	**8.3x**
Net Consolidated Debt	***$1,630***	***$4***	***$1,634***	***8.0x***

Operating Metrics	Current	Adj	Pro Forma
2023E EBITDA	$205	-	$205

1) *As disclosed as a subsequent event to the YE 2023 audited financial statements, in January 2024 TransMontaigne borrowed $25 million on the RCF to further paydown the HoldCo Term Loan*

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10 Business Overview and Update

TransMontaigne: Company Overview

TLP is a leading pure-play downstream terminal infrastructure platform

Company Overview

- ✓ TransMontaigne Partners LLC (“TLP” or the “Company”) is a premier terminaling and logistics platform, focused on leveraging its existing infrastructure to support the energy transition.
- ✓ TLP provides storage and throughput services to over 50 unique, creditworthy customers; 90+% utilization across platform; cash flows are underpinned by take-or-pay, multi-year contracts.
- ✓ Under ArcLight ownership, TLP has successfully expanded its diversified footprint to 55 terminals across 8 distinct regions, totaling ~43 million barrels of bulk liquids storage capacity.
- ✓ 541 employees, including top-tier, public company-style corporate team headquartered in Denver, complemented by in-house engineering and operations team in Atlanta.

Operating Footprint



PNW
Bayview
Seattle
Sound (Tacoma)
Portland
West Coast
Martinez
Richmond
Denver, HQ
Midwest
River
Mt. Vernon
Cushing
Oklahoma City
Rogers
Cape Giradeau
Greater Cincinnati
New Albany
Evansville
Louisville
Owensboro
Henderson
Paducah
East Liverpool
Ohio River
Mississippi River
Fairfax
Montvale
Richmond
Norfolk
Greensboro
Selma
Charlotte
Spartanburg
Belton
Athens
Lookout Mtn
Rome
Doraville
Griffin
Macon
Americus
Albany
Bainbridge
Birmingham
Meridian
Arkansas City
Greenville
Collins
Purvis
Baton Rouge
Dock
Pensacola
Southeast
Jacksonville
Cape Canaveral
Tampa
Port Manatee
Gulf Coast
Port Everglades North
Port Everglades South
Fisher Island (Miami)
BOSTCO
Brownsville

	GC	SE DT[3]	Collins / Purvis	PNW	WC	B’Ville	BOSTCO	MW	River	Total
Storage Capacity (MMBbl)[1]	6.9	6.2	6.3	3.2	5.7	3.3	7.1	1.6	2.2	**42.5**
% of Total EBITDA[2]	26%	13%	5%	19%	17%	7%	6%	4%	3%	**100%**

Note: The Seattle, Portland, Bayview, BOSTCO, and Brownsville terminals are owned through joint ventures with third parties.

1) *Capacity reflects total shell capacity (JV storage shown on 8/8ths basis).*
2) *Reflects percent of YE 2023 EBITDA.*
3) *Southeast distribution terminals includes Collins rack terminal, excludes Collins/Purvis bulk storage complex.*

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TransMontaigne: Role in the Energy Supply Chain

TLP is a refined products utility…

<u>Utility Business Model</u>

- ✓ Provides an essential service to consumers and society.
- ✓ Permanent infrastructure with high barriers to entry and minimal competition.
- ✓ Predictable and consistent demand.
- ✓ Stable, fee-based income with minimal commodity exposure.



Essential Energy Sources for End-Users:
Utility or Utility-Like Service Provider
End-User:
Electricity & Natural Gas
Power Plant
Production
Transmission
Transmission
Distribution
Distribution
Transportation Fuels
Refinery
Storage
Pipeline
Storage
Distribution
Point of Sale

…with permanent infrastructure strongly positioned to serve end-user demand across North America…



Serves transportation demand across a footprint that spans 23 states in the US (over 65% of the population) and northern Mexico (7% of Mexican population).



Pensacola
Jacksonville
Tampa
Port Manatee
Cape Canaveral
Ft. Lauderdale
Miami

Delivers marine fuel at 4 of 5 major Florida ports; serves markets with populations growing at double the rate of the rest of the US.



Provides critical outlets for over 12 MMBbl/d of refining capacity across PADD 2, PADD 3, and PADD 5.



Substantial commercial activity supporting renewable / clean fuel activity across key regions.

…which is impossible to replicate through "build" or "buy" strategies

- ✓ TLP infrastructure is highly entrenched in the refined product supply chain and is part of the backbone of fuels distribution infrastructure across the US.
- ✓ Zoning regulations and construction restrictions often preclude, or severely inhibit, new construction of refined product infrastructure.
- ✓ TLP's regulatory permits exceed its existing operating footprint, which facilitates efficient and inexpensive organic expansion projects compared to greenfield projects that require land acquisition.

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TransMontaigne: Commercial Overview

Fully contracted business model anchored by take-or-pay reservation payments and fixed fee charges

- TransMontaigne plays an integral role in the delivery and distribution of refined products to major demand centers in the US.
- Large-scale terminals infrastructure platform with high barriers to entry and limited competition.
- The majority of contracted revenue for TLP terminals is driven by two components:
  - Firm commitments: fixed fee, take-or-pay contracts for leased volume of storage tanks (regardless of utilization) or minimum throughput commitment.
  - Ancillary revenue: predominantly fixed fee charges for ancillary terminal services (such as additization, heating / mixing, product transfer) and excess throughput fees for volumes above minimum commitment levels; also includes other volume-based revenues including product gains and blending margins.
- Firm commitments and ancillary revenue are indexed to inflation; ensures preservation of gross margin over time.

Simple Business Model

Terminal Revenue

Sources

Firm Commitments

Take-or-pay reservation charges; storage capacity rental income

(80%)

Ancillary Revenue

Predominantly fixed fee charges for essential handling and logistics services performed by TLP

(20%)

Drivers

- Leased Capacity (Bbl)
- Rate ($/Bbl/Month)
- Volume Throughput (Bbl)
- Ancillary Services Offered ($ fee)

Revenue by Geographic Region


27%
3%
8%
4%
21%
19%
16%
2%
Gulf Coast
Midwest
Brownsville
River
Southeast
West Coast
PNW
Central Services

Revenue by Customer Type


27%
20%
20%
16%
9%
4%
4%
Retailer
Marketer
Major
Refiner
Other
US Govt
Renew. Refiner

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TLP Has Maintained High Levels of Contracted Capacity Resulting in Highly Stable Financial Performance… Stable and Predictable Financial Performance 14 Consistent performance regardless of economic or commodity cycles 94% 95% 94% 96% 94% 96% 91% 94% 96% 94% 95% 92% 97% 88% 90% 92% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 % Contracted 28% 53% 15% 4% <1 year >1 to <3 years >3 to <5 years >5 years Revenue by Remaining Contract Term Revenue by Customer Tenure 2% 14% 41% 43% <2 years 2 to 5 years 5 to 10 years >10 years

Noteworthy Updates and Initiatives

Noteworthy 2023 Updates and 2024 Initiatives

#	Area	Details
1	**Renewable Fuels Expansion**	• TransMontaigne's assets in California and the Pacific Northwest are playing an integral role in the expansion of the domestic renewable fuels market. The Company continues to build out its presence in these markets in tandem with its investment-grade customer base. • TransMontaigne has a long history of successfully executing large-scale organic projects on time, and on budget. • Clear line of sight on multiple highly accretive, organic growth opportunities with ~$143 million in remaining CAPEX. These projects include: ▪ Executed (revenue contracts signed) projects under construction with incremental EBITDA coming on-line over the next year ▪ Advanced negotiations with customers for future projects located in California and in the Pacific Northwest that are ESG focused (clean and renewable fuels).
2	**Continued Stable Financial Performance**	• Assets are considered essential infrastructure; terminals have continued to be contracted at high utilization rates. • The structure of the Company's revenue contracts insulate the business from commodity price fluctuations. ▪ +80% of terminaling revenue derived from firmly committed, take-or-pay contracts. • TLP operates a small marketing business in Tacoma, utilizing less than 100Mbbls of comingled capacity.
3	**Collins / Brownsville**	• Management is focused on improving utilization and rates at these underperforming locations. • Collins MS: Actively commercializing available storage by transitioning tanks to multiple product capabilities and entering into contracts that retain upside opportunity and flexibility. • Brownsville TX: Operation of the Diamondback Pipeline into Mexico continues to be delayed due to regulatory issues in Mexico – the Company is actively working with our customer, where possible, to help resolve these issues with the Mexican government.
4	**CEO Succession**	• Randy Maffett became the CEO of TransMontaigne at the start of Q4 2023. Mr. Maffett previously served as Chief Commercial Officer of Kinder Morgan Terminals from 2014 to 2019, Senior Vice President, Corporate Development of CVR Energy, Inc. from 2011 to 2014, and in other roles in the energy industry dating back to 1979. • Fred Boutin, the previous CEO, has retired and remains on the Board of Directors.

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Credit Highlights

TLP is a large, diversified downstream terminal infrastructure platform in North America

1 Mission Critical Infrastructure with Highly Differentiated Scale and Diversification	• Provides essential services in each of its 8 regions; facilitates the distribution of refined products and renewable components to end-users and end-markets. • Similar business model/purpose to traditional utility businesses; most of TLP's terminals are irreplaceable and face little competition due to strategic location and capabilities.
2 Long Term, Take-or-Pay Contracted Revenue with Blue Chip Customers	• Terminal revenue is contracted with 80% anchored by take-or-pay mechanisms; remaining 20% of TLP's revenue is highly ratable, underpinned by consistent demand-pull throughput activity. • Customer base is predominantly comprised of large, credit-worthy customers.
3 Well-Positioned for Leading Role in Energy Transition	• TLP is a leading logistics operator in renewables, including biofuel, renewable diesel, renewable fuel feedstocks and ethanol; these fuels command a higher margin than traditional refined products. • Evolving PADD 5 fuel mix has created a need for substantial re-tooling of existing infrastructure; given real estate and other regulatory constraints, incumbent operators are receiving customers' "first call".
4 Stable and Predictable Financial Performance	• Decades-long history of high free cash flow conversion stemming from low operating costs and controlled overhead and maintenance costs. • Prudent interest rate hedging program, limits rate exposure. TLP's OpCo interest rate exposure is ~75% hedged from 2024-2026, and ~65% hedged from Q3 2026 – 2028.
5 Highly Experienced Team with a Strong ESG Philosophy	• Executive team has been affiliated with TLP for 17 years on average. • 160+ years of combined experience gives TLP access to deep customer / industry relationships. • Established ESG framework drives a strong corporate culture focused on doing business the "right way".
6 Attractive Growth with Conservative Underwriting Practices	• Long track record of executing on organic growth while maintaining a prudent balance sheet. • Proven ability to leverage existing corporate and operational infrastructure for organic growth. • Attractive pipeline of growth projects, underpinned by strong fundamentals and expansion of renewable fuels infrastructure.

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17 Term Sheet

Senior Secured Credit Facilities Summary Terms 18 Summary of New RCF / TLB Terms Borrower • TransMontaigne Operating Company L.P. (the “Borrower”) Use of Proceeds • To pay down Revolving Credit Facility drawings, increase cash on balance sheet, and pay associated fees and expenses Guarantors • All existing and future, direct and indirect domestic wholly owned material subsidiaries of the Borrower (Same as existing) Ranking • Pari passu with all future senior indebtedness and senior to all subordinated indebtedness (Same as existing) Security • Secured by a perfected first priority lien on all assets of the Borrower, including (i) all equity securities of the Borrower an d (ii) security interests in, and mortgages on, substantially all tangible and intangible personal property and material real proper ty of the Borrower (Same as existing) Facility / Size (1) $150 million Senior Secured Incremental Term Loan B (“TLB”) Incremental Facility (2) Greater of $225 million and 100% of LTM EBITDA with unlimited (1) parity amounts subject to First Lien Net Leverage < 4.50x, (2) junior lien amounts subject to Senior Secured Net Leverage < 5.00x and (3) unsecured amounts subject to Total Net Leverage < 6.00x or a Fixed Charge Coverage Ratio > 2.00x (Same as existing) Tenor ~4.7 Years (Same as existing) Mandatory Amortization 1.00% per annum, paid quarterly (Same as existing) Optional Prepayment 101 Soft Call for 6 months Financial Covenant 1.10x Debt Service Coverage Ratio, commencing with the first full quarter after closing (Same as existing) ECF Sweep • Based on excess cash flow with the following step downs (Same as existing): ▪ 50% of excess cash flow if First Lien Net Leverage Ratio > 4.0x ▪ 25% of excess cash flow if First Lien Net Leverage Ratio > 3.5x ▪ 0% of excess cash flow if First Lien Net Leverage Ratio < 3.5x Other Mandatory Prepayments • Usual and customary for facilities of this type, including sweeps related to asset sale and insurance proceeds from condemnation and casualty events and certain debt proceeds, subject to customary exceptions and exclusions (Same as existing) Negative Covenants • Usual and customary for midstream facilities of this type, including but not limited to limitations on indebtedness, liens, a sse t sales, restricted payments, fundamental changes, dispositions, prepayments of junior debt, transactions with affiliates, and investments, in each case, to be applicable to Borrower and its subsidiaries (Same as existing) 1) Anticipated to be a fungible add - on to the existing TLB tranche. 2) TLP will incur this Incremental TL under the Free and Clear basket.

19 Appendix

ESG Principles 20 • Environmental protection is essential to TLP’s success and foundational to our relationship with employees, business partners, regulatory authorities and our neighboring communities. • Examples of TLP’s commitment to the environment include: ▪ Continuous audits to ensure environmental and safety compliance at each and every facility. ▪ Comprehensive tracking of emerging issues to help develop industry best - practices and share perspectives / information with other industry participants. ▪ Close coordination with regulatory agencies to ensure responsible environmental operations. ▪ Installing new vapor recovery equipment at multiple terminals to further reduce emissions. • TLP is a safety - first organization – our focus ensures that all stakeholders are armed with the training, information and resources necessary to safely navigate the needs of our industry. • TLP continuously invests in employees through formal training processes, career advancement programs, employee wellness communications/contests and tuition reimbursement programs. • TLP strives to be an exemplary neighbor by collaborating with first responders on operational best practices, first response efforts and community outreach/public awareness programs. • TLP continues to operate under public company framework following the 2019 take - private acquisition, retaining stringent public company governance standards and controls. • Fair and ethical business is paramount – Code of Conduct and Ethics applies to all employees. • In - house safety, engineering and environmental team guarantees consistent safety and quality of operations across all terminals and pipelines. • TransMontaigne operators handled 225 million barrels of product in 2022 with less than 1 barrel released beyond secondary containment. • Issued a 2021 and a 2022 Sustainability Report. • Tracking greenhouse gas emissions, with a 6% reduction in Scope 1 emissions in 2022. Environmental Social Governance TLP Standard

ESG Initiatives 21 ESG Initiatives • Energy Transition: TransMontaigne continues to leverage their existing infrastructure assets to support renewable fuel investment through the conversion of refined product tankage to renewable fuels. • Vapor Emissions: TransMontaigne continues to invest in Vapor Recovery Units (“VRUs”) to capture and liquefy excess vapors into a usable product. Vapor Combustion Units (“VCUs”) are effective at preventing hydrocarbon vapors but is less efficient than VRUs. As a result, TransMontaigne has invested ~$5 million since 2019 to replace existing VCUs with VRUs, reducing their emission footprint. • Governance: TransMontaigne’s executives have >100 years of industry experience and are proven leaders in the industry. TransMontaigne has implemented industry - leading policies and procedures across safety, environmental response, risk management, and operational integrity. • Safety: TransMontaigne conducts extensive safety audits and provides employees the necessary training to operate their platform ethically and safely. Each year, TLP completes product release response drills and has been recognized by the International Liquid Terminal Associate for safety excellence. TransMontaigne believes sustainability is core to their existing and future operations; TLP understands the profound impact t hei r operations can have on the environment, communities, and long - term viability of the planet